UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 16, 2010
RailAmerica, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32579	65-0328006

(Commission File Number)	(IRS Employer Identification No.)
7411 Fullerton Street, Suite 300, Jacksonville, Florida 32256
(Address of Principal Executive Offices) (Zip Code)
(800) 342-1131
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
RailAmerica, Inc. (the “Company”) will host an investor and analyst event in New York City on Tuesday, November 16, 2010 at 12:00 p.m. Eastern Time. A live webcast of the presentation will be available through the Investors section of the RailAmerica website (www.railamerica.com). The Company is furnishing herewith as Exhibit 99.1 the slide presentation that will be used for discussion purposes during this event.
The information in this Form 8-K, including the exhibits attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing that such information is incorporated by reference therein.

Item 7.01	Regulation FD Disclosure.
The information set forth in Item 2.02 of this report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) The following exhibit is being furnished herewith:

Exhibit No.	Description
99.1	Presentation to be given on November 16, 2010, as part of the investor and analyst event.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAILAMERICA, INC.
Date: November 16, 2010	By:	/s/ B. Clyde Preslar
		Name:	B. Clyde Preslar
		Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Exhibit Index

Exhibit No.	Description
99.1	Presentation to be given on November 16, 2010, as part of the investor and analyst event.